                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                                ATLAS AIR, INC.

                                WITH RESPECT TO
                    PASS THROUGH CERTIFICATES, SERIES 2000-1

                             ---------------------

                 PURSUANT TO THE PROSPECTUS DATED JUNE 13, 2000

                             ---------------------

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Atlas Air, Inc. (the "Company") made pursuant to the prospectus, dated June 13, 2000 (the "Prospectus"), and the enclosed letter of transmittal (the "Letter of Transmittal") if certificates for Old Certificates are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent, as defined below, prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Wilmington Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Certificates pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 17,
      2000, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE").

             DELIVERY TO: WILMINGTON TRUST COMPANY, EXCHANGE AGENT

        By Mail, Overnight Delivery:                              By Hand:
          Wilmington Trust Company                        Wilmington Trust Company
          1100 North Market Street                        1105 North Market Street
      Wilmington, Delaware 19890-0001                            1st Floor
         Attention: Corporate Trust                      Wilmington, Delaware 19890
        Operations -- Atlas Air-2000                     Attention: Corporate Trust
            EETC Exchange Offer                         Operations -- Atlas Air-2000
                                                            EETC Exchange Offer

                            Facsimile Transmission:

                                 (302) 651-1079

                             Confirm by Telephone:

                                 (302) 651-8474
                           Corporate Trust Operations

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Certificates set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal.

----------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE PRINCIPAL AMOUNT OF
NAME(S) AND ADDRESS(ES) OF HOLDER(S)                            CERTIFICATE*        OLD CERTIFICATES TENDERED
(PLEASE FILL IN, IF BLANK)                                        NUMBER(S)           (IF LESS THAN ALL)**
----------------------------------------------------------------------------------------------------------------

                                                              --------------------------------------------------

                                                              --------------------------------------------------

                                                              --------------------------------------------------

                                                              --------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     TOTAL PRINCIPAL AMOUNT OF OLD CERTIFICATES TENDERED
----------------------------------------------------------------------------------------------------------------

  * Need not be completed by holders tendering Old Certificates by book-entry transfer.
 ** Need not be completed by holders who wish to tender with respect to all Old
    Certificates listed.
--------------------------------------------------------------------------------

     If Old Certificates will be delivered by book-entry transfer to The Depository Trust Company, provide account number. Account Number:

                                PLEASE SIGN HERE

X                                                      Date:
 ---------------------------------------------------        --------------------------------------------

X                                                      Date:
 ---------------------------------------------------        --------------------------------------------
  Signature(s) of Owner or Authorized Signatory

     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Certificates exactly as the name(s) of the holder(s) appear(s) on the certificate(s) for the Old Certificates or by any person(s) authorized to become
(a) holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Name(s):                                            Address:
        ----------------------------------------            ------------------------------------------
                    (Please Print)                                     (Include Zip Code)

Capacity:                                           Telephone Number:
         ---------------------------------------                     ---------------------------------
                                                                            (Include Area Code)

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) represents that each holder of Old Certificates on whose behalf this tender is being made "own(s)" the Old Certificates covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Certificates complies with Rule 14e-4, and (c) guarantees to deliver to the Exchange Agent, at its address set forth above, the Old Certificates described above, in proper form for transfer (or confirmation of the book-entry transfer of such Old Certificates into the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Certificates tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Name of Firm:
             -------------------------------------------------------------------

By:
   -----------------------------------------------------------------------------
                                   (Authorized Signature)

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------
                                    (Include Area Code)

Date:
     ---------------------------------------------------------------------------

     DO NOT SEND OLD CERTIFICATES WITH THIS FORM, ACTUAL SURRENDER OF OLD CERTIFICATES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

     A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery.

2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY.

     If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Certificates referred to herein, the signature must correspond with the name(s) written on the face of the Certificates without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Certificates, the signature must correspond with the name shown on the security position listing as the owner of the Certificates.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Certificates listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Certificates or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.